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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 24, 1998


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)

     TEXAS                        0-22258                      75-1432205
(State or other            (Commission File Number)         (I.R.S. Employer
jurisdiction of                                          Identification Number)
incorporation or
 organization)

          8235 DOUGLAS AVENUE,                                     75225
        SUITE 400, DALLAS, TEXAS                                (Zip Code)
(Address of principal executive offices)

                                (214) 691-3464
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

   The press release dated June 24, 1998, that is filed herewith as Exhibit
20.1 is incorporated herein by reference.

ITEM 7. EXHIBITS

c)   Exhibits

     20.1 Press release dated June 24, 1998, announcing the signing of the merger agreement between Aviva Petroleum Inc. and Garnet Resources Corporation.

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVIVA PETROLEUM INC.


Date:  June 24, 1998                    /s/ James L. Busby
                                        ---------------------------------------
                                        James L. Busby
                                        Treasurer and Secretary
                                        (principal financial and accounting
                                        officer)

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EXHIBITS

Number                          Description of Exhibit
------                          ----------------------

**20.1 Press release dated June 24, 1998, announcing the signing of the merger agreement between Aviva Petroleum Inc. and Garnet Resources Corporation.

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**  Filed Herewith

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